UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Item 1. Reports to Stockholders.

Aberdeen Japan Equity Fund, Inc. (JEQ)

Annual Report

October 31, 2021

abrdn.com

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Annual Report, which covers the activities of Aberdeen Japan Equity Fund, Inc. (the "Fund"), for the fiscal year ended October 31, 2021. The Fund's investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX").

Total Investment Return1

For the fiscal year ended October 31, 2021, the total return to stockholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, compared to the Fund's benchmark in US dollar terms is as follows:

NAV[2,3]	14.0%
Market Price[2]	17.8%
TOPIX Net Total Return Index[4]	18.2%

For more information about Fund performance, please see the Report of the Investment Manager (page 4) and Total Investment Returns (page 6).

NAV, Market Price and Premium/Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated premium(+)/discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2021	$10.70	$9.27	-13.4%
10/31/2020	$ 9.80	$8.22	-16.1%

During the fiscal year ended October 31, 2021, the Fund's NAV was within a range of $9.75 to $11.95 and the Fund's market price traded within a range of $8.20 to $10.23. During the fiscal year ended October 31, 2021, the Fund's shares traded within a range of a premium(+)/discount(-) of -10.7% to -17.2%.

Loan Facility and Use of Leverage

The Fund is permitted to borrow for investment purposes as permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund's total assets. On December 15, 2020, the Fund entered into a prime brokerage agreement with BNP Paribas Prime Brokerage International Ltd. ("BNPP PB"), which allows the Fund to borrow on a committed basis. The Fund's outstanding balance as of October 31, 2021 was 1,520,000,000 Japanese Yen ($13,330,410). See Notes to Financial Statements Note 7 for further information.

Discount Management Program

Under the Fund's Discount Management Program, the Fund's Board of Directors has authorized management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund's shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2021, the Fund did not repurchase any shares.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a stockholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	Assuming the reinvestment of dividends and distributions.
3	The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
4	The TOPIX Net Total Return Index ("TOPIX") is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX is calculated net of withholding taxes to which the Fund is generally subject. The TOPIX Net Total Return Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indices are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (continued)

to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to stockholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov.

COVID-19

Beginning in the first quarter of 2020, the illness caused by a novel coronavirus, COVID-19, has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

abrdn

abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. In addition, the fund names are anticipated to be re-branded over the next year.

2	Aberdeen Japan Equity Fund, Inc.

Stockholder Letter (unaudited) (concluded)

Investor Relations Information

As part of abrdn's commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution, and performance information, and other Fund literature.

Enroll in abrdn's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter;

•	Email: Investor.Relations@abrdn.com; or

•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan Goodson
Alan Goodson
President

Aberdeen Japan Equity Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/economic review

Japan's equity market posted a gain over the 12-month period ended October 31, 2021. Stock prices increased in late 2020, continuing their recovery from losses earlier in the year Japan and other global markets saw a divergence in performance, with shares of "new economy" companies surpassing those in the "old economy" and the "virtual world" gaining at the expense of the "physical world." Accordingly, valuations of digital companies became extended. As the 2020 calendar year progressed, it became evident that early prognoses of the pandemic's economic impact were harsher than reality. Many Japanese companies reaffirmed our view that they again would be able to reduce expenses when faced with harsh business conditions and, in some cases, swiftly pivot to capture rising opportunities in the "new normal."

In early 2021, Japanese equity prices continued to rise on the back of receding political uncertainty in the U.S., falling COVID-19 infections across the world, and positive news flow around global governments' fiscal and monetary stimulus. The rally in the market was led by 2020's laggards, while the outperformers in 2020 fell behind. Higher bond yields and inflation expectations led this rotation as shares of low-valuation cyclical companies and interest-rate-sensitive financial stocks outperformed the overall market. We tend to avoid these areas of the market due to our concerns about their environmental, social and governance (ESG) standards and structural issues.

On the political front, Prime Minister Yoshihide Suga's approval rating declined as the government faced criticism for its handling of the COVID-19 pandemic and the decision to go ahead with staging the Summer Olympics in the country in July and August 2021. Suga's announcement of his resignation in September 2021 triggered a leadership election on October 4, 2021. Fumio Kishida, the policy chief of the ruling party, the Liberal Democratic Party (LDP), and former foreign minister, became Japan's new prime minister. Kishida faced his first major challenge in the general election held at the end of the reporting period on October 31, 2021. The LDP comfortably held its majority, with the coalition securing 293 seats, and several high-profile former ministers lost their seats. The Japanese government's main focus will be on maintaining the COVID-19 recovery path, which has been a point of criticism for the LDP. COVID-19 infection rates continued to drop in October, as over 70% of Japan's population was fully vaccinated as of the end of the reporting period.*

Fund performance

Aberdeen Japan Equity Fund returned 14.0% on a net asset value basis for the 12-month reporting period ended October 31, 2021, versus the

18.2% return of its benchmark, the Tokyo Stock Price Index (TOPIX) (net dividends).

At the individual stock level, the largest detractor from the Fund's performance relative to the benchmark index for the reporting period was Elecom Co. Ltd. Shares of the electronic components manufacturer moved lower due to a mixed business outlook after a year of strong performance in 2020 from companies shifting their employees to work from home. Shares of Edulab Inc. also declined after the educational software company announced that it was delaying disclosure of its results for the second quarter of its 2021 fiscal year to investigate some business transactions within the company. The Fund subsequently exited its position in Edulab due to concerns about the company's corporate governance. Taoka Chemical Co. Ltd.'s stock price moved lower after it posted relatively weak quarterly results late in the reporting period and on investor concerns that customer inventory levels would remain elevated.

The Fund's top-performing holding for the reporting period was Sanken Electric Co. Ltd., as the semiconductor manufacturer's stock price rose after it listed its U.S. subsidiary, Allegro MicroSystems, Inc, in October 2020, continuing the unlocking of value within the business. We believe that there is still further upside from the company's restructuring efforts, which come on the back of engagement from shareholders, including the Fund. Shares of industrial gas producer Nippon Sanso Holdings Corp. rose during the reporting period due to investors' expectations for an earnings recovery from improving industrial activity across the company's operations. Shares of human resources technology platform provider Recruit Holdings Co. Ltd. also performed well over the reporting period, benefiting from better-than-expected quarterly results and the company raising its revenue and earnings guidance for the full 2021 fiscal year. Strong demand for hiring in the U.S. was particularly supportive of the company's results.

With our ongoing research and due diligence, we are seeking companies that we believe are good investments for the Fund in the medium- to longer-term. Early in the reporting period, we initiated a holding in information technology solutions provider NEC Corp., which we believe is well-positioned to benefit from the build-out of Japan's 5G network and government digitalization efforts. The company also should expand its business abroad through a partnership with Korea-based Samsung Electronics Co. Ltd. (which the Fund does not own) on 5G mobile network systems, as well as providing a lower-cost solution for telecommunications providers in the implementation of the new global wireless standard. We also purchased shares of Murata

*	Source: Cabinet Secretariat of Japan, October 2021

4	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Manufacturing Co. Ltd. In our view, Murata is one of few electronic component manufacturers in Japan to efficiently reinvest in its business and grow its margins, which has translated into the company's leading-edge research and manufacturing capability. We established a new position in Jeol Ltd., a leading maker of multi-beam semiconductor mask-writers, which are crucial in the production of high-end semiconductors. In addition to the lucrative mask-writers business, the company's management is seeking to boost profitability by expanding its sales of scientific instruments to the semiconductor and medical sectors.

During the reporting period, we also participated in the initial public offerings of both Coconala Inc. and Appier Group Inc. as we believe that they have attractive valuations relative to their longer-term growth outlooks. Coconala provides an online-based matching platform for knowledge, skills and services. We think that Coconala is entering a virtuous circle, whereby more transactions lead to more reviews, leading to clearer visualization of sellers' skills and buyers' demand. Appier is an artificial intelligence-based marketing support tool provider, enabling its clients to improve data-driven decision-making in digital marketing. The company's proprietary algorithms help to identify valuable customers, enabling more targeted ads and coupons to enhance customer conversion rates.

Late in the reporting period, we initiated a position in AGC Inc., a leading maker of glass products, chemicals and electronics, as we feel that the stock trades at an attractive valuation. The company has been using cash generated by cash-cow businesses, including glass products, to invest in structural growth opportunities, such as pharmaceutical development and manufacturing outsourcing, extreme ultraviolet (EUV) masks blanks, glass and display products for next-generation vehicles. The company manufactures several globally leading products, enabling stable cash flow-generation to support continued reinvestment in the business and underpinning shareholder returns.

We exited several positions to fund the new holdings. At the beginning of the reporting period, we sold the Fund's shares of industrial refrigerator manufacturer Daiwa Industries Ltd.; pharmaceutical firm Shionogi & Co. Ltd.; IT-services providers SCSK Corp. and Fujisoft Inc.; clinical-testing device maker Sysmex Corp.; and control equipment provider Azbil Corp.

Additionally we sold the Fund's shares of material handling systems provider Daifuku Co. Ltd., which we had initiated early in 2020. In our view, the valuation was no longer attractive following a welcome rebound in its share price in 2020. At the same time, management released cautious financial guidance for its 2021 fiscal year, anticipating a rise in fixed costs such as research and development. We exited the position to raise cash for what we believed were more attractive opportunities elsewhere. As we previously noted, in September 2021, we exited the Fund's position in Edulab. In light of the accounting investigation, we felt that it was an appropriate time to sell the shares in Edulab to reduce the Fund's governance risk.

During the reporting period, we acted on the Board's approval to add leverage to the Fund. We believe that the use of leverage is appropriate for a closed-end fund, given the stable asset base. Leverage may help to enhance the Fund's performance, although it is subject to risks on the downside as well. We intend to use the Fund's credit facility2 strategically, with the level of borrowing guided by our views on the opportunities in the market. As of the end of the reporting period, the total leverage comprised approximately 8.5% of the Fund's managed assets.

Outlook

We believe that prospects for Japanese equities are improving amid a global economic recovery. In our view, a ramp-up in vaccinations and the reopening of economies in North America and Europe should benefit Japanese companies with local and overseas operations. We believe that the Fund is well positioned to benefit from these developments and that valuations remain reasonable against the improving outlook of the Fund's holdings.

Risk Considerations

Past performance is not an indication of future results. Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. The Fund focuses its investments in the Japan region, which may subject the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited)

2	A credit facility is a type of loan that allows the borrowing business to take out money over an extended period of time rather than reapplying for a loan each time it needs money.

Aberdeen Japan Equity Fund, Inc.	5

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the TOPIX, the Fund's benchmark, for the 1-year, 3-year, 5-year and 10-year periods ended as of October 31, 2021.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	14.0%	13.4%	7.8%	9.7%
Market Price	17.8%	13.9%	7.9%	9.4%
TOPIX Net Total Return Index	18.2%	8.5%	7.8%	8.0%

Performance of a $10,000 Investment (as of October 31, 2021)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Aberdeen Standard Investments Inc. (to be known as abrdn Inc. effective January 1, 2022) has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". The Fund's total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The net operating expense ratio based on the fiscal year ended October 31, 2021 was 0.83%. The net operating expense ratio, excluding interest expense, based on the fiscal year ended October 31, 2021 was 0.76%.

6	Aberdeen Japan Equity Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund's top ten equity holdings as of October 31, 2021:

Name of Security	As a Percentage of Net Assets
Toyota Motor Corp.	5.5%
Tokio Marine Holdings, Inc.	5.3%
Shin-Etsu Chemical Co. Ltd.	4.6%
Sony Group Corp.	4.5%
Recruit Holdings Co. Ltd.	4.0%
MISUMI Group, Inc.	3.8%
Keyence Corp.	3.7%
Asahi Group Holdings Ltd.	3.4%
Tokyu Fudosan Holdings Corp.	3.2%
KDDI Corp.	2.7%

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS") Sectors, expressed as a percentage of net assets, as of October 31, 2021.

Sectors	As a Percentage of Net Assets
Consumer Discretionary	21.4%
Industrials	20.3%
Information Technology	15.3%
Health Care	11.5%
Financials	11.3%
Materials	9.1%
Communication Services	7.7%
Consumer Staples	7.1%
Real Estate	4.4%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(8.2)%
100.0%

Aberdeen Japan Equity Fund, Inc.	7

Portfolio of Investments

As of October 31, 2021

	Shares or Principal Amount	Value
COMMON STOCKS—108.1%
JAPAN—108.1%
Communication Services—7.7%
Coconala, Inc.(a)	63,400	$1,040,325
KDDI Corp.	124,500	3,807,208
Okinawa Cellular Telephone Co.	26,300	1,184,979
ValueCommerce Co. Ltd.	72,800	2,873,218
Z Holdings Corp.	349,900	2,172,185
		11,077,915
Consumer Discretionary—21.4%
Koito Manufacturing Co. Ltd.(b)	38,500	2,184,419
Nitori Holdings Co. Ltd.	9,100	1,671,765
Resorttrust, Inc.	159,500	2,826,523
Scroll Corp.	102,400	777,193
Shoei Co. Ltd.	49,500	2,202,568
Sony Group Corp.(b)	56,200	6,507,751
Stanley Electric Co. Ltd.	63,100	1,590,447
Toyota Motor Corp.(b)	445,300	7,856,942
USS Co. Ltd.	89,000	1,434,528
Workman Co. Ltd.	14,400	765,645
Yamaha Corp.	44,700	2,824,060
		30,641,841
Consumer Staples—7.1%
Asahi Group Holdings Ltd.	106,900	4,851,148
Milbon Co. Ltd.	20,200	1,209,455
Pigeon Corp.	16,400	379,761
Shiseido Co. Ltd.	19,900	1,327,866
Welcia Holdings Co. Ltd.	63,800	2,381,744
		10,149,974
Financials—11.3%
Japan Exchange Group, Inc.	89,500	2,119,186
Tokio Marine Holdings, Inc.(b)	144,700	7,621,348
Tokyo Century Corp.(b)	28,200	1,614,615
WealthNavi, Inc.(a)	54,900	1,505,445
Zenkoku Hosho Co. Ltd.	68,600	3,315,069
		16,175,663
Health Care—11.5%
AS One Corp.	6,000	822,495
Asahi Intecc Co. Ltd.	58,900	1,552,566
Astellas Pharma, Inc.	127,800	2,154,551
BML, Inc.	43,900	1,543,078
Chugai Pharmaceutical Co. Ltd.(b)	50,600	1,891,902
Daiichi Sankyo Co. Ltd.	42,800	1,079,945
Hoya Corp.(b)	20,400	3,003,053
Jeol Ltd.	29,400	2,228,175
Menicon Co. Ltd.	31,200	1,171,380
Takara Bio, Inc.	41,800	1,090,849
		16,537,994

8	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2021

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
JAPAN (continued)
Industrials—20.3%
AGC, Inc.	46,500	$2,315,493
Amada Co. Ltd.(b)	304,800	3,011,262
Daikin Industries Ltd.(b)	15,700	3,438,532
FANUC Corp.(b)	7,700	1,521,682
Makita Corp.(b)	52,800	2,450,550
MISUMI Group, Inc.(b)	128,900	5,391,078
Nabtesco Corp.	56,900	1,846,609
Nihon M&A Center Holdings, Inc.	37,800	1,160,626
Recruit Holdings Co. Ltd.(b)	85,700	5,700,678
SHO-BOND Holdings Co. Ltd.	30,100	1,260,870
Takuma Co. Ltd.	81,400	1,064,826
		29,162,206
Information Technology—15.3%
Advantest Corp.(b)	22,600	1,852,927
Appier Group, Inc.(a)	26,100	278,206
Elecom Co. Ltd.	37,500	573,584
Fukui Computer Holdings, Inc.	30,400	1,096,585
Keyence Corp.(b)	8,900	5,372,171
Murata Manufacturing Co. Ltd.(b)	23,200	1,720,942
NEC Corp.	21,600	1,105,963
NEC Networks & System Integration Corp.	85,100	1,369,299
Otsuka Corp.	23,600	1,162,454
Sanken Electric Co. Ltd.(b)	32,600	1,713,920
Sansan, Inc.(a)	17,900	2,079,773
Tokyo Electron Ltd.	4,200	1,957,338
Zuken, Inc.	43,100	1,661,843
		21,945,005
Materials—9.1%
Kansai Paint Co. Ltd.(b)	67,600	1,565,345
Nippon Paint Holdings Co. Ltd.	99,500	1,064,633
Nippon Sanso Holdings Corp.(b)	145,400	3,432,685
Shin-Etsu Chemical Co. Ltd.(b)	36,900	6,580,489
Taoka Chemical Co. Ltd.	26,000	398,618
		13,041,770
Real Estate—4.4%
Heiwa Real Estate Co. Ltd.(b)	52,600	1,660,634
Tokyu Fudosan Holdings Corp.	799,300	4,631,474
		6,292,108
Total Common Stocks		155,024,476

Aberdeen Japan Equity Fund, Inc.	9

Portfolio of Investments (concluded)

As of October 31, 2021

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
107,246	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(c)	$ 107,246
	Total Short-Term Investment—0.1% (cost $107,246)	107,246
	Total Investments—108.2% (cost $125,745,768)(d)	155,131,722
	Liabilities in Excess of Other Assets—(8.2)%	(11,706,987)
	Net Assets—100.0%	$143,424,735

(a)  Non-income producing security.

(b)  All or a portion of the security has been designated as collateral for the line of credit.

(c)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2021.

(d)  See Note 10 of the accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2021

Assets
Investments, at value (cost $125,638,522)	$155,024,476
Short-term investments, at value (cost $107,246)	107,246
Foreign currency, at value (cost $666,361)	664,455
Interest and dividends receivable	839,199
Receivable for investments sold	327,914
Tax reclaim receivable	48,299
Prepaid expenses and other assets	5,638
Total assets	157,017,227

Liabilities
Line of credit payable (Note 7)	13,330,410
Payable for investments purchased	85,251
Investment management fees payable (Note 3)	38,782
Interest expense on line of credit	11,751
Administration fees payable (Note 3)	10,757
Investor relations fees payable (Note 3)	8,111
Other accrued expenses	107,430
Total liabilities	13,592,492

Net Assets	$143,424,735

Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$134,085
Paid-in capital in excess of par	100,330,496
Distributable earnings	42,960,154
Net Assets	$143,424,735
Net asset value per share based on 13,408,536 shares issued and outstanding	$10.70

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	11

Statement of Operations

For the Year Ended October 31, 2021

Net Investment Income:

Income
Dividends and other income (net of foreign withholding taxes of $210,788)	$2,274,626
Total Investment Income	2,274,626

Expenses:
Investment management fee (Note 3)	445,725
Directors' fees and expenses	173,459
Administration fee (Note 3)	122,290
Investor relations fees and expenses (Note 3)	59,602
Independent auditors' fees and expenses	58,270
Custodian's fees and expenses	52,083
Legal fees and expenses	44,692
Reports to stockholders and proxy solicitation	35,459
NYSE listing fee	23,750
Insurance expense	19,577
Transfer agent's fees and expenses	19,091
Miscellaneous	30,434
Total operating expenses, excluding interest expense	1,084,432
Interest expense (Note 7)	102,324
Net operating expenses	1,186,756

Net Investment Income	1,087,870
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	11,540,553
Foreign currency transactions	(79,338)
11,461,215
Net change in unrealized appreciation/(depreciation) on:
Investments	4,153,882
Foreign currency translation	1,091,331
5,245,213
Net realized and unrealized gain from investments and foreign currency related transactions	16,706,428
Net Increase in Net Assets Resulting from Operations	$17,794,298

See Notes to Financial Statements.

12	Aberdeen Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase/(Decrease) in Net Assets from Operations:
Operations:
Net investment income	$1,087,870	$749,230
Net realized gain from investment transactions	11,540,553	5,006,941
Net realized gain/(loss) from foreign currency transactions	(79,338)	19,106
Net change in unrealized appreciation/(depreciation) on investments	4,153,882	8,829,605
Net change in unrealized appreciation on foreign currency translation	1,091,331	5,047
Net increase in net assets resulting from operations	17,794,298	14,609,929
Distributions to Stockholders From:
Distributable earnings	(5,828,556)	(3,472,529)
Net decrease in net assets from distributions	(5,828,556)	(3,472,529)
Issuance of 0 and 2,644 shares of common stock, respectively due to stock distribution	–	20,853
Change in net assets from capital stock transactions	–	20,853
Net increase/(decrease) in net assets	11,965,742	11,158,253
Net Assets:
Beginning of year	131,458,993	120,300,740
End of year	$143,424,735	$131,458,993

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	13

Financial Highlights

	For the Fiscal Years Ended October 31,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$9.80	$8.97	$8.66	$10.30	$9.51
Net investment income	0.08	0.06	0.06	0.07	0.07
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.25	1.03	0.90	(1.23)	1.03
Total from investment operations	1.33	1.09	0.96	(1.16)	1.10
Distributions from:
Net investment income	(0.06)	(0.07)	(0.07)	(0.06)	(0.09)
Net realized gains	(0.37)	(0.19)	(0.58)	(0.42)	(0.23)
Total distributions	(0.43)	(0.26)	(0.65)	(0.48)	(0.32)
Capital Share Transactions:
Impact due to discount management policy	–	–	–	–	0.01
Net asset value, end of year	$10.70	$9.80	$8.97	$8.66	$10.30
Market value, end of year	$9.27	$8.22	$7.53	$7.40	$9.17
Total Investment Return Based on(b):
Market value	17.78%	12.75%	11.42%	(15.22% )	16.73%
Net asset value	14.03%	12.84%	13.41%	(11.67% )	12.78%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$143.4	$131.5	$120.3	$115.9	$137.7
Average net assets (in millions)	$143.0	$119.6	$110.2	$134.7	$124.4
Net operating expenses	0.83%	0.85%	0.94%	0.81%	0.86%
Net operating expenses, excluding interest expense	0.76%	–	–	–	–
Net investment income	0.76%	0.63%	0.71%	0.69%	0.78%
Portfolio turnover	45%	34%	42%	32%	22%
Line of credit payable outstanding (000 omitted)	$13,330	$–	$–	$–	$–
Asset coverage ratio on line of credit payable at year end(c)	1,176%	–	–	–	–
Asset coverage per $1,000 on line of credit payable at year end	$11,759	$–	$–	$–	$–

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(c)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements

October 31, 2021

1. Organization

Aberdeen Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its original name "The Japan Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund's investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX").

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2021

to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$155,024,476	$–	$155,024,476
Short-Term Investment	107,246	–	–	107,246
Total	$107,246	$155,024,476	$–	$155,131,722

Amounts listed as "–" are $0 or round to $0.

For the fiscal year ended October 31, 2021, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund's portfolio.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

16	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing stockholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.

Aberdeen Japan Equity Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2021

3. Agreements and Transactions with Affiliates

a. Investment Manager:

abrdn Asia Limited ("abrdn Asia" or the "Investment Manager"), formerly Aberdeen Standard Investments (Asia) Limited, serves as the Fund's investment manager with respect to all investments. The Investment Manager is an indirect wholly-owned subsidiary of abrdn plc ("abrdn plc"), formerly known as Standard Life Aberdeen plc. In rendering advisory services, the Investment Manager may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Investment Manager.

Pursuant to the Management Agreement, the Investment Manager makes investment management decisions relating to the Fund's assets. For such investment services, the Fund pays the Investment Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund's average weekly Managed Assets. For purposes of this calculation, "Managed Assets" of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the fiscal year ended October 31, 2021, the Fund paid abrdn Asia $445,725. In addition, the Fund has agreed to reimburse the Investment Manager for all out-of-pocket expenses related to the Fund. For the fiscal year ended October 31, 2021, no such expenses were paid to the Investment Manager.

b. Fund Administration:

Aberdeen Standard Investments Inc. ("ASII") (to be known as abrdn Inc. effective January 1, 2022), an affiliate of abrdn Asia, serves as the Fund's administrator, pursuant to an agreement under which ASII receives a fee, payable quarterly by the Fund, at an annual fee rate of 0.08% of the value of the Fund's average weekly net assets. During the fiscal year ended October 31, 2021, ASII earned $122,290 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However,

Investor Relations Services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholders sentiment.

During the fiscal year ended October 31, 2021, the Fund incurred investor relations fees of approximately $59,602. For the fiscal year ended October 31, 2021, ASII did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2021, were $76,262,699 and $67,028,783, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. During the fiscal year ended October 31, 2021, the Fund did not repurchase any shares pursuant to its Discount Management Program and reinvested 0 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of October 31, 2021, there were 13,408,536 shares of common stock issued and outstanding.

6. Discount Management Program

The Fund's Discount Management Program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund's shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2021, the Fund did not repurchase any shares.

18	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase stockholder value through the potential accretive impact of the purchases to the Fund's NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

7. Line of Credit

On December 15, 2020, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd. ("BNPP PB"). The maximum commitment amount is $20,000,000. The terms of the lending agreement indicate the rate to be 1 month LIBOR plus 0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund's outstanding balance as of October 31, 2021 was 1,520,000,000 Japanese Yen ($13,330,410). The average weighted interest rate on borrowings during the period was of 1.00%. Interest expense related to the line of credit for the fiscal year ended October 31, 2021, was $102,324. See Note 12 (Subsequent Events) regarding the amendment to the lending agreement entered into following the reporting period.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Manager are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Leverage Risk:

The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

d. LIBOR Risk:

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize

Aberdeen Japan Equity Fund, Inc.	19

Notes to Financial Statements (continued)

October 31, 2021

LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

e. Non-U.S. Taxation Risk:

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of the Fund's total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow stockholders a deduction or credit for foreign taxes paid by the Fund. In such a case, stockholders will include in gross income from foreign sources their pro rata shares of such taxes. A stockholder's ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the stockholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Stockholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, stockholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Even if the Fund elects to pass through to its stockholders foreign tax credits or deductions, tax-exempt stockholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

f. Passive Foreign Investment Company Tax Risk:

Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

g. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Discretionary Sector Risk. To the extent that the consumer discretionary sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. Companies in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers' disposable income and consumer preferences, social trends and marketing campaigns.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of the Fund's holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of

20	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2021

companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

h. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2021, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$125,316,491	$33,494,232	$(3,679,001)	$29,815,231

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 was as follows:

	October 31, 2021	October 31, 2020
Distributions paid from:
Ordinary Income	$821,675	$940,960
Net long-term capital gains	5,006,881	2,531,569
Total tax character of distributions	$5,828,556	$3,472,529

As of October 31, 2021, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$1,441,505
Undistributed long-term capital gains – net	11,705,324
Total undistributed earnings	$13,146,829
Capital loss carryforward	–	*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	29,813,325	**
Total accumulated earnings/(losses) – net	$42,960,154

*	During the fiscal year ended October 31, 2021, the Fund did not utilize a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the tax deferral of wash sales.

Aberdeen Japan Equity Fund, Inc.	21

Notes to Financial Statements (concluded)

October 31, 2021

11. Recent Rulemaking

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Fund.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2021, other than as noted below.

On December 20, 2021, the Fund announced that it will pay on January 11, 2022, a distribution of US $0.98049 per share to all stockholders of record as of December 30, 2021. In addition on the same day, the Fund announced that it has implemented a Managed Distribution Policy ("MDP") commencing in 2022. The Board has determined that the Fund will pay quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average daily NAV for the previous three months as of the month-end prior to declaration. The Board has determined that the initial annualized rate for the 2022 calendar year will be 6.5%. The Fund's distribution policy (the "Distribution Policy") is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. The Distribution Policy will be subject to regular review by the Board. Previously, the Fund's policy was to pay a single annual distribution.

In approving the managed distribution policy the Board considered, among other factors, the ability of the Fund to sustain the policy and that making periodic distributions could increase liquidity for common shareholders and may assist in narrowing the discount to NAV at which the Fund's shares have tended to trade. There can be no guarantee that these benefits will occur or that any improvement would continue.

The distributions will be made from net investment income, net realized capital gains and, to any extent necessary, return of capital. As net assets of the Fund may vary from quarter to quarter, the quarterly distribution may represent more or less than one quarter of 6.5% of the Fund's net assets at the time of distribution. Shareholders should not draw any conclusions about the Fund's investment performance from the amount of the distributions or the terms of the Fund's policy.

On December 14, 2021, the Board approved an amendment to its Prime Brokerage Agreement with BNP Paribas Prime Brokerage International to adjust the charged interest on amounts borrowed at a variable rate, which may be based on the Secured Overnight Financing Rate plus a spread.

22	Aberdeen Japan Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Aberdeen Japan Equity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Japan Equity Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 28, 2021

Aberdeen Japan Equity Fund, Inc.	23

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Japan Equity Fund, Inc. during the fiscal year ended October 31, 2021:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/8/2021	$0.434690	$0.373410	$0.000000	$0.061280	$0.017395	$0.078675	$0.078675	$0.078675

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2020, the following percentages met the requirements to be treated as qualifying for qualified dividend income.

Qualified Dividend Income 100.0%

The above amounts are based on the best available information at this time. In early 2022, the Fund will notify applicable stockholders of final amounts for use in preparing 2021 U.S. federal income tax forms.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on May 27, 2021 (the "Stockholders Meeting"). At the Stockholders Meeting, stockholders of the Fund voted to elect one Class I Director and one Class III Director to the Board of Directors.

As of the record date, April 12, 2021, the Fund had outstanding 13,408,535 shares of common stock. 91.17% of outstanding common stock were voted representing a quorum. The description of the proposals and number of shares voted at the Stockholders Meeting are as follows:

To elect one Class I Director to the Board of Directors:

	Votes For	Votes Against	Abstained
Radhika Ajmera	9,908,684	2,297,886	17,782

To elect one Class III Director to the Board of Directors:

	Votes For	Votes Against	Abstained
P. Gerald Malone	10,215,461	1,990,854	18,037

Board of Directors' Consideration of the Investment Management Agreement

The Investment Company Act of 1940 (the "1940 Act") and the terms of the investment management agreement (the "Investment Management Agreement") between the Aberdeen Japan Equity Fund, Inc. (the "Fund") and Aberdeen Standard Investments (Asia) Limited (the "Investment Manager") require that the Investment Management Agreement be approved annually at an in-person meeting by the Board of Directors (the "Board"), including a majority of the Directors who have no direct or indirect interest in the Investment Management Agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors").

24	Aberdeen Japan Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

At a regularly scheduled quarterly meeting held on June 15, 2021 (the "Quarterly Meeting"), the Board voted unanimously to renew the Investment Management Agreement between the Fund and the Investment Manager. In considering whether to approve the continuation of the Fund's Investment Management Agreement, the Board members received and considered a variety of information provided by the Investment Manager relating to the Fund, the Investment Management Agreement and the Investment Manager, including information regarding the nature, extent and quality of services provided by the Investment Manager under the Investment Management Agreement, comparative investment performance, fee and expense information of a peer group of similar closed-end funds (the "Peer Group") selected by Strategic Insight Mutual Fund Research and Consulting, LLC ("SI"), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. In addition, the Independent Directors of the Fund held a separate meeting via videoconference on June 9, 2021 (together with the in-person Quarterly Meeting held on June 15, 2021, the "Meetings") to review the materials provided and the relevant legal considerations.

In connection with their consideration of whether to approve the continuation of the Fund's Investment Management Agreement, the Board members received and reviewed a variety of information provided by the Advisor relating to the Fund, the Investment Management Agreement and the Investment Manager, including comparative performance, fee and expense information and other information regarding the nature and quality of services provided by the Investment Manager under the Investment Management Agreement. The materials provided to the Board generally included, among other items: (i) information regarding the Fund's expenses and management fees, including information comparing the Fund's expenses to those of a Peer Group of funds and information about applicable fee "breakpoints" and expense limitations; (ii) a report prepared by the Investment Manager in response to a request submitted by the Independent Directors' independent legal counsel on behalf of the Independent Directors; (iii) information on the investment performance of the Fund and the performance of a Peer Group of funds and the Fund's performance benchmark; (iv) information regarding the profitability of the Investment Management Agreement to the Investment Manager; and (v) a memorandum from the Independent Directors' independent legal counsel on the responsibilities of the Board in considering the approval of the investment management arrangement under the 1940 Act and Maryland law.

The Independent Directors were advised by separate independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding consideration of the renewal of the Investment Management Agreement. In determining whether to approve the continuation of the Investment Management Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Investment Management Agreement include the factors listed below.

In addition, the Board considered other matters such as: (i) the Fund's investment objective and strategy, (ii) the Investment Manager's investment personnel and operations, (iii) the resources devoted by the Investment Manager to the Fund, (iv) the Investment Manager's financial condition and stability, (v) the Investment Manager's record of compliance with the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the allocation of the Fund's brokerage, and the use, if any, of "soft" commission dollars to pay the Fund's expenses and to pay for research and other similar services, and (vii) possible conflicts of interest. Throughout the process, the Board members had the opportunity to ask questions of and request additional information from management.

The Board also noted that in addition to the materials provided by the Investment Manager in connection with the Board's consideration of the renewal of the Investment Management Agreement at the Meetings, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund's investment performance and information relating to the services provided by the Investment Manager.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Investment Management Agreement. The Directors also considered the nature, extent and quality of the services provided by the Investment Manager to the Fund and the resources dedicated to the Fund by the Investment Manager and its affiliates. Among other things, The Board reviewed the background and experience of the Investment Manager's senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors also considered the financial condition of the Investment Manager and the Investment Manager's ability to provide quality service to the Fund. Management reported to the Board on, among other things, its business plans and organizational changes. The Board considered the Investment Manager's risk management processes. The Board noted that they received information on a regular basis from the Fund's Chief Compliance Officer regarding the Investment Manager's compliance policies and procedures

Aberdeen Japan Equity Fund, Inc.	25

Supplemental Information (unaudited) (continued)

and considered the Investment Manager's brokerage policies and practices. The Directors also took into account the Investment Manager's investment experience and considered information regarding the Investment Manager's compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and/or the Investment Manager. The Directors took into account their knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Investment Manager. The Board received and reviewed with the Fund's management, among other performance data, information that compared the Fund's return to comparable investment companies. The Board also received and considered performance information compiled by SI as compared with the funds in the Fund's Morningstar category (the "Morningstar Group").

In addition, the Board received and reviewed information regarding the Fund's total return on a net and gross basis and relative to the Fund's benchmark and the Fund's share performance and premium/discount information. The Board also received and considered information about the Fund's total return against the Morningstar Group average and against other comparable Aberdeen-managed funds. The Directors considered management's discussion of the factors contributing to differences in performance, including differences in the investment strategies, restrictions and risks of each of these other funds. Additionally, the Board took into account information about the Fund's discount/premium ranking relative to its Morningstar Group and management's discussion of the Fund's performance. The Board also considered the Investment Manager's performance and reputation generally, the responsiveness of the Investment Manager to Director concerns about performance and the willingness of the Investment Manager to take steps intended to improve performance. The Board concluded that overall Fund performance supported continuation of the Investment Management Agreement.

The costs of the services provided and profits realized by the Investment Manager and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board considered the management fee structure, including that management fees for the Fund were based on the Fund's average weekly net assets rather than total managed assets. The Board received and took into account information compiled at the request of the Fund by SI that compared the Fund's effective annual management fee rate with the fees paid by its Peer Group. Management noted that due to the unique strategy and structure of the Fund, Aberdeen did not have any closed-end funds that were directly comparable to the Fund. Although there were no other substantially similar Investment Manager-advised investment vehicles against which to compare the Fund's management fees, the Investment Manager provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund's management fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund's fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund's Morningstar expense category as compiled by SI.

Economies of Scale. The Board considered management's discussion of the Fund's management fee structure and determined that the management fee structure was reasonable and reflected economies of scale being shared between each of the Fund and the Investment Manager. The Board based its determination on various factors, including how the Fund's management fees compared relative to the Peer Group at higher asset levels and that the Fund's management fee schedule provided breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increases.

The Board also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with its investment objective, the Fund's record of compliance with its investment restrictions, and the compliance programs of the Investment Manager.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•	the nature, quality, cost and extent of administrative services performed by Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of the Investment Manager, under a separate agreement covering administrative services.

26	Aberdeen Japan Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

•	so-called "fallout benefits" to the Investment Manager or ASII, such as the benefits of research made available to ASII by reason of brokerage commissions generated by the Fund's securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, voting separately, approved the Fund's Investment Management Agreement additional one-year period.

Aberdeen Japan Equity Fund, Inc.	27

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended October 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by stockholders, (ii) no material changes to the Fund's principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by stockholders.

Investment Objectives and Policies

The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). There is no assurance that the Fund will achieve its investment objective. The investment objective is not fundamental and may be changed by the Board of Directors without stockholders approval.

The Fund seeks to achieve its investment objective by investing substantially all of its assets, but under normal circumstances at least 80% of its assets, in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan.

The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies.

In carrying out the Fund's investment strategies, the Investment Manager employs a fundamental, bottom-up investment process, based on first-hand research and disciplined company evaluation. Securities are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the Investment Manager seeks to determine whether the company has good growth prospects and a balance sheet that supports expansion. The Investment Manager also evaluates matters of long term value by examining a spectrum of considerations such as governance and risk management, including those risks often referred to as environmental, social and governance factors ("ESG"). ESG analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Investment Manager considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Investment Manager's quality rating for all companies. In the price filter, the Investment Manager assesses the value of a company by reference to financial ratios, and estimates the value of the company relative to its market price and the valuations of other potential investments. The Investment Manager may sell a security when it perceives that a company's business direction or growth potential has changed or the company's valuations no longer offer attractive relative value.

There is no limit on the percentage of the Fund's assets that may be invested in any one industry or sector, but under the investment strategy of the Investment Manager the Fund would not expect more than 25% to be invested in any one industry under normal circumstances.

The Fund's policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan is a non-fundamental policy. The Fund will provide stockholders with at least 60 days prior notice of any change to this non-fundamental policy.

Temporary Investments. Generally, the Fund will be fully invested in accordance with its investment objective and strategies; however, for purposes of settlement, meeting expenses, paying dividends or other cash management purposes, or if the Fund's Investment Manager believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash, cash equivalents or other short-term obligations, including the following short-term instruments:

•	obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

•	bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

•	short-term floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

•	obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Manager, and

28	Aberdeen Japan Equity Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

•	shares of money market funds that are authorized to invest in short-term instruments described above.

The use of temporary investments prevents the Fund from fully pursuing its investment objective.

Leverage. The portfolio management team currently anticipates using leverage, under normal circumstances, in the amount of approximately 10%-15% of the Fund's total assets over the longer term. Depending on market conditions, the Fund may borrow more or less than 10%-15% of the Fund's total assets (but may not exceed the limits imposed by the 1940 Act or any rule, order or interpretation thereunder). The Fund intends to use leverage through borrowing from a credit facility. The Fund also would be permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.

Leverage involves certain additional risks, which are described under "Risk Factors-Leverage Risk" further below.

Risk Factors

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investing in the Fund's Common Stock involves certain risks and considerations not typically associated with investing in U.S. securities. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund's Common Stock and special considerations with respect to the Offer and with respect to an investment in the Fund.

MANAGEMENT RISK

The Fund's ability to achieve its investment objective is directly related to the Investment Manager's investment strategies for the Fund. The value of your investment in the Fund's common shares may vary with the effectiveness of the research and analysis conducted by the Investment Manager and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Investment Manager do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Investment Manager will continue to be associated with the Investment Manager for any length of time. The loss of the services of one or more key employees of the Investment Manager could have an adverse impact on the Fund's ability to realize its investment objective.

INVESTMENTS IN JAPANESE EQUITIES

The Fund invests primarily in Japanese equities consisting of equity securities traded on the First Section of the TSE, or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan ("Japanese Equities"). Investing in Japanese Equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (1) risks related to the nature of the markets for Japanese Equities, including risks that the Japanese equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets; (2) political and economic risks with respect to Japan, including the possible imposition of, or changes in, currency exchange laws or other Japanese laws or restrictions applicable to investments in Japanese Equities; (3) fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and (4) Japanese laws and government regulations which may create potential limitations and restrictions on investments by the Fund in Japanese Equities. Moreover,

Aberdeen Japan Equity Fund, Inc.	29

Additional Information Regarding the Fund (unaudited) (continued)

as issuers of the Fund's portfolio securities generally will not be subject to the reporting requirements of the Securities and Exchange Commission (the "Commission"), there may be less publicly available information about the issuers of these securities than about reporting U.S. companies.

The Japanese economy has emerged from a prolonged economic downturn. Since the year 2000, Japan's economic growth has remained relatively low. In addition, the Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. Depreciation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the value of the Fund's holdings. In December 2012, Shinzo Abe became the Prime Minster of Japan. His economic policies (consisting primarily of (i) aggressive monetary policy, (ii) fiscal consolidation, and (iii) growth strategy) were positively received by the markets. Since then, Japan has been on the path to get out of the prolonged deflationary period; however, the uncertainties remain within the economy. Prime Minister Shinzo Abe was replaced by Yoshida Suga, Abe's Chief Cabinet Secretary, for his entire prime minister term.

The economy is characterized by an aging demographic, declining population, large government debt and regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Japan's neighbors, in particular China, have become increasingly important export markets. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy. Japan has an aging population and, as a result, Japan's workforce is shrinking. Japan's economy may suffer if this trend continues.

EXCHANGE RATE FLUCTUATIONS AND FOREIGN CURRENCY CONSIDERATIONS

Substantially all of the Fund's assets are invested in Japanese Equities. In addition, a portion of the Fund's Temporary Investments may be in yen-denominated debt securities. Substantially all income received by the Fund is in yen. However, the Fund's net asset value is reported, and distributions from the Fund are made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of the yen relative to the U.S. dollar. In addition, the Fund computes its income on the date of its receipt by the Fund at the foreign exchange rate in effect on that date, and if the value of the yen falls relative to the U.S. dollar between the date of receipt and the date the Fund makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, the Fund may be required to liquidate securities in order to make distributions.

Such liquidations, if required, may adversely affect the Fund. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. The Fund is required to distribute 90% of its investment company taxable income to its stockholders each year in order to maintain its qualification as a regulated investment company for U.S. tax purposes. The Fund is permitted to borrow money to pay dividends required to be distributed in order to maintain its tax qualification status.

The Investment Manager may hedge yen risks in accordance with their views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions.

There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully.

SMALL- AND MID-CAPITALIZATION COMPANY RISK

Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.

30	Aberdeen Japan Equity Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

INTEREST EXPENSE AND LEVERAGING

The Fund may borrow money as permitted by the 1940 Act, including for investment purposes (referred to as "leverage"). Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Currently, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including Japan. Financial markets have experienced extreme volatility and severe losses. To the extent that the Fund uses leverage during a period of market decline, any losses experienced by the Fund would be exacerbated. During a time of improving value in securities the Fund holds, leverage could enhance Fund returns.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If an event of default under a loan facility occurs, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Investment Manager currently does not believe that these restrictions would significantly impact its management of the Fund.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

The Fund's Amended and Restated Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and, consequently, these provisions could deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

UNREGISTERED PORTFOLIO SECURITIES

Portfolio securities held by the Fund are not registered with the Commission, and the issuers of these securities are not subject to the

Commission's reporting requirements. The Japanese Equities held in the Fund's portfolio are, however, registered in accordance with Japanese securities laws.

Nevertheless, there may be less publicly available information about issuers of the Fund's portfolio securities than about U.S. companies, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements similar to those of U.S. companies. Japanese accounting, financial and other reporting standards are, in certain respects, more limited than U.S. standards. Under Japanese practice, certain material disclosures may not be made and less information is available to persons investing in Japan than in the United States.

OPERATING EXPENSES

The operating expense ratio of the Fund is expected to be higher than that of funds investing predominantly in the securities of U.S. issuers since the expenses of the Fund (such as custodial and communication costs) will be higher.

NET ASSET VALUE DISCOUNT

As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether the Fund's Common Stock will trade at, above or below net asset value. Since its initial public offering in July 1992, the Fund's Common Stock has traded at times at either a discount or a premium to its net asset value. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

FOREIGN CUSTODY

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Aberdeen Japan Equity Fund, Inc.	31

Additional Information Regarding the Fund (unaudited) (continued)

MARKET EVENTS RISK

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, including unfavorable international trade policies or developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. Such events can negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund's service providers rely and could otherwise disrupt the Fund's service providers' ability to fulfill their obligations to the Fund.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund's investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

COVID-19 Risk. Beginning in the first quarter of 2020, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described herein, including:

•	significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•	the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•	operational impacts on and availability of key personnel of the Investment Manager, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•	difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Investment Manager, and the Fund's service providers' personnel during the pandemic;

•	significant changes to the valuations of pending or prospective investments; and

•	limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common stockholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related

32	Aberdeen Japan Equity Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Fundamental Investment Restrictions

The following are the fundamental investment limitations of the Fund set forth in their entirety. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).

The Fund is not permitted to:

(1)	Purchase securities on margin, except as set forth in paragraph (3) below.

(2)	Make short sales of securities or maintain a short position in any security.

(3)	Borrow money or issue senior securities, except as permitted by the 1940 Act, or any rule, order or interpretation thereunder.

(4)	Buy or sell any commodities or commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that (i) the Fund may buy or sell securities of companies which invest or deal in commodities or real estate, and (ii) the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.

(5)	Make loans, except through the purchase of debt securities consistent with its investment objective and policies.

(6)	Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.

(7)	Make any investment for the purpose of exercising control or management.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility and reverse repurchase agreements, as applicable, as of October 31, 2021 as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common shareholder	(11.0)%	(5.6)%	(0.1)%	5.4%	10.8%

Based on estimated indebtedness of $ 13,330,41 (representing approximately 8.5% of the Fund's Managed Assets as of October 31, 2021 at an annual interest rate of 0.98225% (effective interest rate as of October 31, 2021), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.08% to cover annual interest payments on the estimated debt.

Share total return is composed of two elements – the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income

Aberdeen Japan Equity Fund, Inc.	33

Additional Information Regarding the Fund (unaudited) (concluded)

it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Advisers' assessment of the yield curve environment, interest rate trends, market conditions and other factors.

34	Aberdeen Japan Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market

Aberdeen Japan Equity Fund, Inc.	35

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

36	Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited)

The names, years of birth and business addresses of the directors and officers of the Fund as of October 31, 2021, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's investment adviser are included in the table below under the heading "Interested Directors." Directors who are not interested persons, as described above, are referred to in the table below under the heading "Independent Directors." Aberdeen Standard Investments, Inc. ("ASII"), its parent company abrdn plc, and its advisory affiliates are collectively referred to as "abrdn" in the tables below.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
Interested Directors

Stephen Bird*** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class II Director	Since 2021; current term ends at the 2022 annual Meeting	Mr. Bird joined the Board of SLA plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	26	None

Independent Directors

Radhika Ajmera c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Chair of Board of Directors, Class I Director, Audit Committee Member	Since 2014; chair since 2017. Current term ends at the 2024 annual Meeting	Ms. Ajmera was appointed Chair of Aberdeen Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of Aberdeen Funds since 2020 and Aberdeen Global Income Fund Inc, Aberdeen Asia-Pacific Income Fund Inc and Aberdeen Australia Equity Fund Inc since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	21	None.

Aberdeen Japan Equity Fund, Inc.	37

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**

Anthony S. Clark 3307 N. Columbus St. Arlington, VA 22207 Year of Birth: 1953	Class III Director, Audit Committee Member	Since 2015; current term ends at the 2023 annual Meeting	Mr. Clark has been the Managing Member of Innovation Capital Management LLC, a registered investment adviser, since January 2016. Previously, Mr. Clark was Chief Investment Officer of the Pennsylvania State Employees' Retirement System, Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation, and Director of Global Equities in the Investment Department of the Howard Hughes Medical Institute. Mr. Clark is a Chartered Financial Analyst (CFA).	1	Director of The Taiwan Fund, Inc. since 2017

P. Gerald Malone c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Class III Director	Since 2021; current term ends at the 2023 annual Meeting	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	26	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.

Rahn K. Porter c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Class II Director, Audit Committee Chairman	Since 2007; current term ends at the 2022 annual Meeting	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	19	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.

*	As of October 31, 2021, the Fund Complex consists of: Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds (which consists of 3 portfolios), Aberdeen Funds (which consists of 17 portfolios) and abdrn ETFs (which consists of 3 portfolios).

**	Current directorships (excluding Fund Complex) as of October 31, 2021 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

***	Mr. Bird is considered to be an "interested person" of the Fund as defined in the 1940 Act because of his affiliation with the Adviser.

38	Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Alan Goodson** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since September 2012	Currently, Director, Vice President and Head of Product &Client Solutions – Americas for ASII, overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASII in 2000.
Joseph Andolina** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer, Vice President – Compliance	Since September 2017	Currently, Chief Risk Officer – Americas and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as U.S. Counsel since 2012.
Andrea Melia** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since September 2012	Currently, Vice President and Director, Product Management for ASII. Ms. Melia joined ASII in September 2009.
Megan Kennedy** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since September 2012	Currently, Director, Product Governance for ASII. Ms. Kennedy joined ASII in 2005.
Bev Hendry** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since December 2014	Currently, Chairman – Americas for abrdn (2018-present), Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).
Christian Pittard** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since September 2012	Currently, Group Head of Product Opportunities and Director of Aberdeen Asset Management PLC since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since September 2012	Currently, Vice President and Head of Product Management and Governance for ASII since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for ASII. She joined ASII as U.S. Counsel in July 2007.

Aberdeen Japan Equity Fund, Inc.	39

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Hugh Young** abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President	Since December 2020	Currently, Chairman of abrdn Asia Limited (since 1991). Mr. Young joined abrdn in 1991.
Jim O'Connor** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since December 2020	Currently, Chief Operating Officer – Americas for ASII. Mr. O'Connor joined ASII as US Counsel in 2010.
Chris Demetriou** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since December 2020	Currently, Chief Executive Officer – UK, EMEA and Americas, Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Sharon Ferrari** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since March 2014	Currently, Senior Product Manager – US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Heather Hasson** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since September 2012	Currently, Senior Product Manager for ASII since 2009. She joined ASII as a Fund Administrator in 2006.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies.
**	As of October 31, 2021, each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

During the year the Independent Directors of the Fund engaged Mr. Martin Gilbert as an advisory consultant to provide ongoing insight into the asset management industry given his long standing experience in both this sector and the closed end funds arena. The position was not remunerated, although travel and expenses were reimbursed across all the funds related to the consultancy. Effective December 15, 2021 the consultant agreement was terminated by mutual agreement of the parties.

Further information about the Fund's Directors and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.

40	Aberdeen Japan Equity Fund, Inc.

Corporate Information

Directors

Radhika Ajmera, Chair

Stephen Bird

Anthony Clark

P. Gerald Malone

Rahn K. Porter

Investment Manager

abrdn Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent and Registrar

Computershare

P.O. Box 505000

Louisville KY, 40233

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, DC 20006

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Investor Relations

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

1-800-522-5465

Investor.Relations@abrdn.com

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

abrdn Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol "JEQ". Information about the Fund's net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

JEQ ANNUAL

Item 2. Code of Ethics.

(a)	As of October 31, 2021, Aberdeen Japan Equity Fund, Inc. (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Rahn K. Porter, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Porter as the Audit Committee’s financial expert. Mr. Porter is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2021	$50,039	$0	$8,500	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2020	$48,582	$0	$8,240	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non- Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2021	$8,500	$0	$401,745	$410,245
October 31, 2020	$8,240	$0	$357,225	$365,465

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2021, the Audit Committee members were:

Radhika Ajmera

Anthony Clark

Rahn K. Porter

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Asian Equities team. The Asian Equities team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
Hugh Young Chairman, abrdn Asia	Hugh Young is the Chairman for abrdn’s business in Asia. He was previously the Head of Asia Pacific for abrdn. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc in 2017). He joined the company in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based abrdn Asia in 1992 as the regional headquarters. He is a director of a number of group subsidiary companies and group-managed investment trusts and funds. He graduated with a BA (Hons) in Politics from Exeter University.
Adrian Lim Investment Director	Adrian Lim is an Investment Director on the Asian Equities team. He originally joined abrdn in 2001 as a Manager on the Private Equity team, on the acquisition of Murray Johnstone, but transferred to his current post soon afterwards. Previously, he worked for Arthur Andersen as an Associate Director advising clients on mergers & acquisitions in the region. he graduated with a BAcc from Nanyang Technological University, Singapore and is a CFA® charterholder.
Flavia Cheong Head of Equities – Asia Pacific	Flavia Cheong is the Head of Equities - Asia Pacific on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining abrdn in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. She graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA® charterholder.
Ai-Mee Gan Investment Manager	Gan Ai-Mee is an Investment Manager on the Asian Equities Team. She joined abrdn in April 2009. Previously, she worked as a Senior Associate with Transaction Advisory Services at Ernst & Young. She holds a BCom in Accounting & Finance and BSc in Information Systems, University of Melbourne. She is also a member of the Institute of Chartered Accountants in Australia.
Christina Woon Investment Director	Christina Woon is an Investment Director on the Asian Equities Team. She joined abrdn in January 2013 as a graduate. She holds a Bachelor of Accountancy from Singapore Management University. She is a CFA® charterholder.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2021 .

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	3	$605.87	0	$0
	Pooled Investment Vehicles	51	$13,561.38	0	$0
	Other Accounts	38	$11,241.59	8	$2,999.25
Adrian Lim	Registered Investment Companies	3	$605.87	0	$0
	Pooled Investment Vehicles	51	$13,561.38	0	$0
	Other Accounts	38	$11,241.59	8	$2,999.25
Flavia Cheong	Registered Investment Companies	3	$605.87	0	$0
	Pooled Investment Vehicles	51	$13,561.38	0	$0
	Other Accounts	38	$11,241.59	8	$2,999.25
Ai-Mee Gan	Registered Investment Companies	3	$605.87	0	$0
	Pooled Investment Vehicles	51	$13,561.38	0	$0
	Other Accounts	38	$11,241.59	8	$2,999.25
Christina Woon	Registered Investment Companies	3	$605.87	0	$0
	Pooled Investment Vehicles	51	$13,561.38	0	$0
	Other Accounts	38	$11,241.59	8	$2,999.25

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, abrdn will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by abrdn and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, abrdn typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although abrdn anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, abrdn may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which abrdn anticipates a more significant market impact, abrdn intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of abrdn based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, abrdn may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

abrdn does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of abrdn’s discretionary account trading, abrdn may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2021
Hugh Young	None
Adrian Lim	None
Flavia Cheong	None
Ai-Mee Gan	None
Christina Woon	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2021, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 10, 2022

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 10, 2022